                              INVESTMENT ADVISER
                               Value Line, Inc.
                 220 East 42nd Street, New York, NY 10017-5891

                                 DISTRIBUTOR
                         Value Line Securities, Inc.
                 220 East 42nd Street, New York, NY 10017-5891

                               CUSTODIAN BANK
                     State Street Bank and Trust Company
                    225 Franklin Street, Boston, MA 02110

                        SHAREHOLDER SERVICING AGENT
                 State Street Bank and Trust Company c/o NFDS
                  P.O. Box 419729, Kansas City, MO 64141-6729

                          INDEPENDENT ACCOUNTANTS
                            Price Waterhouse LLP
              1177 Avenue of the Americas, New York, N.Y. 10036

                               LEGAL COUNSEL
                          Peter D. Lowenstein, Esq.
                       Two Greenwich Plaza, Suite 100
                            Greenwich, CT 06830

                             BOARD OF DIRECTORS
                           Jean Bernhard Buttner
                   Charles E. Reed          Paul Craig Roberts
                    Leo R. Futia             John W. Chandler

                                  OFFICERS
                 Jean Bernhard Buttner    Peter A. Shraga
                      CHAIRMAN              PRESIDENT

                             David T. Henigson
                    VICE PRESIDENT SECRETARY/TREASURER

                               Scott M. Bruce
                               VICE PRESIDENT

                   Jack M. Houston          Stephen La Rosa
                      ASSISTANT                ASSISTANT
                  SECRETARY/TREASURER      SECRETARY/TREASURER

This report is issued for the information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

                                                                     VLF511206


                          -------------------------
                                ANNUAL REPORT
                              DECEMBER 31, 1995
                          -------------------------
                           THE VALUE LINE SPECIAL
                            SITUATIONS FUND, INC.




                                   [LOGO]

                          VALUE LINE MUTUAL FUNDS

[LOGO]

TO OUR VALUE LINE SPECIAL SITUATIONS FUND SHAREHOLDERS
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

The year 1995 saw a very strong performance by The Value Line Special Situations Fund, Inc, with net asset value increasing by 29.0%. These excellent results outpaced the 26.2% increase in the Russell 2000, a standard index for small-capitalization stocks, which are heavily represented in the Fund's portfolio. We are, therefore, pleased and proud of this impressive gain, even though it fell short of the 37.4% rise in the Standard & Poor's 500 Index (reflecting the surge in large-cap stock prices).

Last year's performance was shaped by two strong market crosscurrents: a very powerful technology sector and investor bias toward large-capitalization issues. Technology stocks enjoyed one of their best performances in recent memory. An expanding economy and a seemingly unending series of positive earnings surprises fueled investors' appetite for these stocks during the year's first half. As the fast-moving technology sector represents fertile ground for emerging-growth companies like those the Special Situations Fund has been emphasizing since October 1992, tech stocks represented a sizable portion of the Fund's portfolio for much of the year.

Offsetting this very positive factor was the year-long investor bias toward large-capitalization stocks. Stocks your Fund has been emphasizing tend, however, to be smaller-capitalization issues that offer potential for longer-term capital appreciation and that generally carry higher risks than those of larger, more established companies. Large-cap and small-cap stocks rarely move in concert, and the large-cap sector clearly outperformed the smaller-capitalization counterpart throughout 1995.

As we pointed out in our semiannual report to shareholders, we anticipated that greater caution would be appropriate for the second half of the year. That was the case. In August, we initiated a program of selling--to lock in gains and reduce the downside risk of a correction in the technology sector and among other emerging-growth stocks. As a result of this selling program, the cash portion of the Fund (as a percent of net assets) rose from 11% at midyear to 29% by the end of August, 40% by late September, and 47% at year end. Similarly, our exposure to the technology sector dropped from nearly 50% at midyear to under 29% at year end. These adjustments mitigated the impact on your Fund of the technology decline and added approximately three percentage points to the Fund's full-year return.

We have entered 1996 with a cautious outlook and high cash position. We remain highly selective in making new commitments. We anticipate redeploying our resources only when the climate for special situations improves and when our shareholders, therefore, will benefit more from these investments.

We thank you for your confidence in The Value Line Special Situations Fund, and we look forward to serving your investment needs in the future.

Sincerely,

/s/ Jean Bernhard Buttner

Jean Bernhard Buttner
Chairman

January 23, 1996

                                ECONOMIC OBSERVATIONS

The economy is continuing to slow. Indeed, whereas until recently it looked as though the business expansion still had enough strength left in it for growth to average well above 2% in 1996, the latest statistics paint a somewhat weaker picture. For example, the nation's manufacturers report a continuing drop in activity, while employment growth is down from where it was late last year. Furthermore, American consumers are now less upbeat about the nation's near-term prospects and their own situation than they were earlier in the expansion cycle. All of this now suggests that the economy will grow by just over 1% in the opening quarter of the year and by a bit less than 2% for the full 12 months.

There are good and bad sides to the current economic story. On the plus side is the fact that slow growth will keep labor and materials shortages--which can often lead to higher inflation--at bay. A slowing economy might also nudge the Federal Reserve, which has already lowered interest rates three times since last July, toward a still easier monetary stance in the months ahead, although this scenario is by no means assured. The flip side of the equation is that a softening economy is often a harbinger of a pending deceleration on the corporate earnings front. The first indications of this profit slowdown, in fact, may already be at hand.

For now, at least, our sense is that the current weakening in business will not prove to be the opening act in a recession. Instead, we see several quarters of weak growth followed by a modestly healthier pace of activity in 1997 and 1998. At the same time, we do not envision a protracted drop in corporate profits, but rather a several-quarter-long slowdown followed by a modest recovery later this year or in 1997. All of this assumes, of course, that a workable budget agreement will ultimately come out of Washington.

FUND PERFORMANCE DATA:
                                   AVERAGE ANNUAL      GROWTH OF AN ASSUMED
                                   TOTAL RETURN        INVESTMENT OF $10,000
                                   --------------      ---------------------
     1 year ended 12/31/95......        28.96%              $12,896
     5 years ended 12/31/95.....        14.19%              $19,417
     10 years ended 12/31/95....         8.35%              $22,300

THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE PERFORMANCE. THE AVERAGE ANNUAL TOTAL RETURNS AND GROWTH OF AN ASSUMED INVESTMENT OF $10,000 INCLUDE DIVIDENDS REINVESTED AND CAPITAL-GAINS DISTRIBUTIONS ACCEPTED IN SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTMENT, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ITS ORIGINAL COST.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
       IN THE VALUE LINE SPECIAL SITUATIONS FUND AND THE S&P 500 INDEX

                                     [GRAPH]

                      (PERIOD COVERED IS 1/1/86 TO 12/31/95)

--------------------------------------------------------------------------------
THE STANDARD & POOR'S INDEX (S&P 500 INDEX) IS AN UNMANAGED INDEX THAT IS REPRESENTATIVE OF THE LARGER- CAPITALIZATION STOCKS TRADED IN THE UNITED
STATES.

PORTFOLIO HIGHLIGHTS
AT DECEMBER 31, 1995 (UNAUDITED)
--------------------------------------------------------------------------------


                              TEN LARGEST HOLDINGS*
--------------------------------------------------------------------------------
                                                       DOLLARS   PERCENTAGE
ISSUE                                   SHARES    (IN THOUSANDS) OF NET ASSETS
--------------------------------------------------------------------------------
Genentech, Inc.                         35,000        $1,855          1.9%
Progress Software Corp.                 46,000         1,725          1.8
Vencor, Inc.                            46,000         1,495          1.5
Elan Corporation, Plc (ADR)             30,500         1,483          1.5
Columbia/HCA Healthcare Corp.           29,000         1,472          1.5
Paging Network, Inc.                    60,000         1,463          1.5
Casino Data Systems                     58,500         1,462          1.5
Orthodontic Centers of America, Inc.    29,000         1,399          1.4
BMC Software, Inc.                      32,000         1,368          1.4
Caremark International, Inc.            75,000         1,359          1.4
--------------------------------------------------------------------------------

                        FIVE LARGEST INDUSTRY CATEGORIES*

                                        DOLLARS      PERCENTAGE
INDUSTRY                            (IN THOUSANDS)  OF NET ASSETS
--------------------------------------------------------------------------------
Computer Software & Services           $9,781         10.0%
Drug                                    6,924          7.0
Medical Services                        6,230          6.3
Computer & Peripherals                  5,379          5.5
Semiconductor                           4,961          5.0
--------------------------------------------------------------------------------

                          LARGEST SECURITY PURCHASES* +

                                                       COST
ISSUE                                             (IN THOUSANDS)
--------------------------------------------------------------------------------
Wonderware Corp.                                       $540
--------------------------------------------------------------------------------

                         FIVE LARGEST SECURITY SALES* +

                                                       PROCEEDS
ISSUE                                               (IN THOUSANDS)
--------------------------------------------------------------------------------
Cordis Corp.                                          $3,061
Komag, Inc.                                            2,581
U.S. Robotics Corp.                                    2,392
Xilinx, Inc.                                           2,225
LSI Logic Corp.                                        2,172
--------------------------------------------------------------------------------


* EXCLUSIVE OF FIXED-INCOME SECURITIES.
+ FOR THE SIX-MONTH PERIOD ENDED 12/31/95.

SCHEDULE OF INVESTMENTS                                     DECEMBER 31, 1995
--------------------------------------------------------------------------------
                                                                      Value
     Shares                                                      (IN THOUSANDS)
--------------------------------------------------------------------------------

COMMON STOCKS (53.4%)
               AUTO PARTS-
               ORIGINAL EQUIPMENT (0.8%)
     22,000    *Varity Corp.       . . . . . . . . . . . . .        $   817

               COMPUTER &
               PERIPHERALS (5.5%)
     20,000    *Digital Equipment Corp.. . . . . . . . . . .          1,283
     35,000    *In Focus Systems, Inc. . . . . . . . . . . .          1,264
     22,000    *Komag, Inc.        . . . . . . . . . . . . .          1,015
     53,250    *Pinnacle Micro, Inc. . . . . . . . . . . . .            772
     38,000    *Silicon Graphics, Inc. . . . . . . . . . . .          1.045
                                                                   --------
                                                                      5,379

               COMPUTER SOFTWARE &
               SERVICES (10.0%)
     32,000    *BMC Software, Inc. . . . . . . . . . . . . .          1,368
     89,000    *Caere Corp.        . . . . . . . . . . . . .            634
     21,000    *Catalina Marketing Corp. . . . . . . . . . .          1,318
     31,000    *Cerner Corp.       . . . . . . . . . . . . .            635
     38,000    *FTP Software, Inc. . . . . . . . . . . . . .          1,102
     13,000    *Integrated Systems, Inc. Class "A" . . . . .            507
     46,000    *Progress Software Corp.. . . . . . . . . . .          1,725
     25,000    *Softdesk, Inc.     . . . . . . . . . . . . .            494
     21,000    *Softkey International, Inc.. . . . . . . . .            486
     19,000    *Wind River Systems, Inc. . . . . . . . . . .            553
     56,000    *Wonderware Corp    . . . . . . . . . . . . .            959
                                                                   --------
                                                                      9,781
               DRUG (7.0%)
     32,000    *Dura Pharmaceuticals, Inc. . . . . . . . . .          1,112
     30,500    *Elan Corporation, Plc (ADR). . . . . . . . .          1,483
     35,000    *Genentech, Inc.    . . . . . . . . . . . . .          1,855
     24,000    *Genetics Institute, Inc. . . . . . . . . . .          1,284
     70,000    *Mycogen Corp.      . . . . . . . . . . . . .          1,190
                                                                   --------
                                                                      6,924

               ELECTRICAL EQUIPMENT (1.2%)
     50,000    *Ultralife Batteries, Inc.. . . . . . . . . .          1,200

               ELECTRONICS (0.8%)
     80,000    *Quickturn Design Systems, Inc. . . . . . . .            800

               FINANCIAL SERVICES (0.7%)
     44,000    *Olympic Financial Ltd. . . . . . . . . . . .            715

               HOME APPLIANCE (0.5%)
     24,000    *Recoton Corp       . . . . . . . . . . . . .            450

               HOTEL/GAMING (1.5%)
     58,500    *Casino Data Systems. . . . . . . . . . . . .          1,462

               INDUSTRIAL SERVICES (0.5%)
     25,000    *ClinTrials Research, Inc.. . . . . . . . . .            506

               INSURANCE-LIFE (1.3%)
     75,000    *Penn Treaty American Corp. . . . . . . . . .          1,238

               MEDICAL SERVICES (6.3%)
     75,000    Caremark International, Inc.. . . . . . . . .          1,359
     29,000    Columbia/HCA Healthcare Corp. . . . . . . . .          1,472
     20,000    *Horizon/CMS Healthcare Corp. . . . . . . . .            505
     29,000    *Orthodontic Centers of America, Inc. . . . .          1,399
     46,000    *Vencor, Inc.       . . . . . . . . . . . . .          1,495
                                                                   --------
                                                                      6,230
               MEDICAL SUPPLIES (2.5%)
     30,000    *I-Stat Corp.       . . . . . . . . . . . . .            975
     50,000    *Isolyser Co., Inc. . . . . . . . . . . . . .            700
     25,000    *Steris Corp.       . . . . . . . . . . . . .            806
                                                                   --------
                                                                      2,481
               OFFICE EQUIPMENT
               & SUPPLIES (1.0%)
     22,000    *Viking Office Products, Inc. . . . . . . . .          1,023

               RESTAURANT (2.0%)
     43,000    Applebee's International, Inc.. . . . . . . .            978
     45,500    *Cheesecake Factory, Inc. . . . . . . . . . .            978
                                                                   --------
                                                                      1,956


                                        6


--------------------------------------------------------------------------------
                                                                     Value
     Shares                                                     (IN THOUSANDS)
--------------------------------------------------------------------------------
               RETAIL-SPECIAL LINES (0.8%)
     52,500    *Leslie's Poolmart  . . . . . . . . . . . . .       $    735

               SEMICONDUCTOR (5.0%)
     34,000    *Cyrix Corp.        . . . . . . . . . . . . .            782
     64,000    *Integrated Circuit Systems, Inc. . . . . . .            792
     22,000    *LSI Logic Corp.    . . . . . . . . . . . . .            720
     23,000    Linear Technology Corp. . . . . . . . . . . .            903
     26,000    *Maxim Integrated Products, Inc.. . . . . . .          1,001
     25,000    *Xilinx, Inc.       . . . . . . . . . . . . .            763
                                                                   --------
                                                                      4,961

               TELECOMMUNICATIONS
               EQUIPMENT (2.2%)
     44,000    *VeriFone, Inc.     . . . . . . . . . . . . .          1,260
     10,000    *U.S. Robotics Corp.. . . . . . . . . . . . .            877
                                                                   --------
                                                                      2,137

               TELECOMMUNICATIONS
               SERVICE (3.8%)
     75,000    *Nextel Communications, Inc. Class "A". . . .          1,106
     60,000    *Paging Network, Inc. . . . . . . . . . . . .          1,463
     55,500    *Vanguard Cellular Systems, Inc.
                 Class "A"         . . . . . . . . . . . . .          1,124
                                                                   --------
                                                                      3,693
                                                                   --------
               TOTAL COMMON STOCKS
               (Cost $29,705)      . . . . . . . . . . . . .         52,488
                                                                   --------

WARRANTS (0%)

     40,515    *Westwood One, Inc.
               (expires September 4, 1997) . . . . . . . . .             71
                                                                   --------

               TOTAL WARRANTS (COST $5). . . . . . . . . . .             71
                                                                   --------

               TOTAL INVESTMENT
               SECURITIES (53.4%)
               (COST $29,710)      . . . . . . . . . . . . .         52,559
                                                                   --------
                                                                    Value
Principal Amount                                                 (IN THOUSANDS
(IN THOUSANDS)                                                  EXCEPT PER-SHARE
                                                                     AMOUNT)
SHORT-TERM  INVESTMENTS (46.6%)

               U.S. GOVERNMENT
               AGENCY OBLIGATIONS (40.5%)
     $25,000   Federal National Mortgage
                 Association Discount Notes
                 5.47%, 1/17/96    . . . . . . . . . . . . .         24,939

     15,000    Federal National Mortgage
                 Association Discount Notes
                 5.67%, 1/17/96    . . . . . . . . . . . . .         14,962
                                                                   --------
                                                                     39,901
                                                                   --------

               REPURCHASE AGREEMENT (6.1%)
               (INCLUDES ACCRUED INTEREST)
     6,000     Collateralized by $4,295,000 U.S.
                 Treasury Bonds 13 3/8%, due 8/15/01,
                 with a value of $6,132,688 (with
                 Morgan Stanley & Co., Inc., 5.87%,
                 dated 12/29/95, due 1/2/96, delivery
                 value of $6,003,913). . . . . . . . . . . .          6,003
                                                                   --------


               TOTAL SHORT-TERM
               INVESTMENTS (Cost $45,904). . . . . . . . . .         45,904
                                                                   --------

EXCESS OF LIABILITIES OVER CASH
AND RECEIVABLES (0%)               . . . . . . . . . . . . .           (55)
                                                                   --------
NET ASSETS (100%)                  . . . . . . . . . . . . .       $ 98,408
                                                                   --------
                                                                   --------
NET ASSET VALUE, OFFERING
AND REDEMPTION PRICE PER
OUTSTANDING SHARE
($98,408,000 DIVIDED BY 6,059,954
 SHARES OUTSTANDING)               . . . . . . . . . . . . .         $16.24
                                                                   --------
                                                                   --------

* Non-income producing

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES AT
DECEMBER 31, 1995
--------------------------------------------------------------------------------
                                                                   Dollars
                                                                (IN THOUSANDS
                                                                 EXCEPT PER-
                                                                 SHARE AMOUNT)
                                                                 -------------
ASSETS:
Investment securities, at value
     (cost--$29,710)               . . . . . . . . . . . . .     $   52,559
Short-term investments (cost--$45,904)   . . . . . . . . . .         45,904
Cash                               . . . . . . . . . . . . .             87
Receivable for capital shares sold . . . . . . . . . . . . .             19
Dividends receivable               . . . . . . . . . . . . .              3
                                                                   --------
     TOTAL ASSETS                  . . . . . . . . . . . . .         98,572
                                                                   --------

LIABILITIES:
Payable for capital shares repurchased . . . . . . . . . . .              8
Accrued expenses:
     Advisory fee                  . . . . . . . . . . . . .             64
     Other                         . . . . . . . . . . . . .             92
                                                                   --------
     TOTAL LIABILITIES             . . . . . . . . . . . . .            164
                                                                   --------

     NET ASSETS                    . . . . . . . . . . . . .     $   98,408
                                                                   --------
                                                                   --------

NET ASSETS CONSIST OF:
Capital stock, at $1.00 par value
     (authorized 100,000,000, outstanding
     6,059,954 shares)             . . . . . . . . . . . . .     $    6,060
Additional paid-in capital         . . . . . . . . . . . . .         65,917
Undistributed investment income--net . . . . . . . . . . . .              1
Undistributed net realized gain on
     investments                   . . . . . . . . . . . . .          3,581
Unrealized net appreciation of investments . . . . . . . . .         22,849
                                                                   --------
     NET ASSETS                    . . . . . . . . . . . . .     $   98,408
                                                                   --------
                                                                   --------

NET ASSET VALUE, OFFERING AND
     REDEMPTION PRICE PER
     OUTSTANDING SHARE ($98,408,000
     DIVIDED BY 6,059,954 SHARES OUTSTANDING). . . . . . . .     $    16.24
                                                                   --------
                                                                   --------


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS FOR THE YEAR ENDED
DECEMBER 31, 1995
--------------------------------------------------------------------------------
                                                                   Dollars
                                                                (IN THOUSANDS)
                                                               ---------------
INVESTMENT INCOME:
Interest                           . . . . . . . . . . . . .     $    1,310
Dividends                          . . . . . . . . . . . . .             25
                                                                   --------
     TOTAL INCOME                  . . . . . . . . . . . . .          1,335
                                                                   --------

EXPENSES:
Advisory fee                       . . . . . . . . . . . . .            721
Transfer agent                     . . . . . . . . . . . . .            126
Auditing and legal fees            . . . . . . . . . . . . .             45
Telephone and wire charges         . . . . . . . . . . . . .             28
Registration fees                  . . . . . . . . . . . . .             25
Postage                            . . . . . . . . . . . . .             23
Custodian fees                     . . . . . . . . . . . . .             20
Printing and stationery            . . . . . . . . . . . . .             19
Directors' fees and expenses       . . . . . . . . . . . . .             12
Insurance, dues, and other         . . . . . . . . . . . . .              7
                                                                   --------
     TOTAL EXPENSES                . . . . . . . . . . . . .          1,026
                                                                   --------

INVESTMENT INCOME--NET             . . . . . . . . . . . . .            309
                                                                   --------

REALIZED AND UNREALIZED GAIN ON
     INVESTMENTS--NET:

     Realized Gain--Net            . . . . . . . . . . . . .         25,437

     Change in Unrealized Appreciation . . . . . . . . . . .         (1,797)
                                                                   --------
NET REALIZED GAIN AND CHANGE IN UNREALIZED
     APPRECIATION ON INVESTMENTS   . . . . . . . . . . . . .         23,640
                                                                   --------

NET INCREASE IN NET ASSETS FROM
     OPERATIONS                    . . . . . . . . . . . . .     $   23,949
                                                                   --------
                                                                   --------

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1995, AND 1994
--------------------------------------------------------------------------------

                                                           1995         1994
                                                          -------     -------
                                                          (DOLLARS IN THOUSANDS)

OPERATIONS:
     Investment income (loss)--net . . . . . . . . . . .  $    309    $ ($397)
     Realized gain on investments--net . . . . . . . . .    25,437      1,856
     Change in unrealized appreciation . . . . . . . . .    (1,797)      (460)
                                                          ---------   --------
     Net increase in net assets from operations. . . . .    23,949        999
                                                          ---------   --------
DISTRIBUTIONS TO SHAREHOLDERS:
     Investment income--net        . . . . . . . . . . .      (308)        --
     Realized gain from investment transactions--net . .   (21,803)    (5,095)
                                                          ---------   --------
     Total distributions           . . . . . . . . . . .   (22,111)    (5,095)

                                                          ---------   --------
CAPITAL SHARE TRANSACTIONS:
     Proceeds from sale of shares  . . . . . . . . . . .    20,359     29,681
     Proceeds from reinvestment of distributions
     to shareholders               . . . . . . . . . . .    19,378      4,534
     Cost of shares repurchased    . . . . . . . . . . .   (33,347)   (31,327)
                                                          ---------   --------
     Increase from capital share transactions. . . . . .     6,390      2,888
                                                          ---------   --------

TOTAL INCREASE (DECREASE)          . . . . . . . . . . .     8,228     (1,208)

NET ASSETS:
     Beginning of year             . . . . . . . . . . .    90,180     91,388
                                                          ---------   --------
     End of year                   . . . . . . . . . . .  $ 98,408   $ 90,180
                                                          ---------   --------
                                                          ---------   --------

     Undistributed investment income--net, at end
     of year                       . . . . . . . . . . .   $     1    $    --
                                                          ---------   --------
                                                          ---------   --------

                                             SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS                                  DECEMBER 31, 1995
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

The Value Line Special Situations Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose primary investment objective is long-term growth of capital.

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) SECURITY VALUATION. Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value.

(B) REPURCHASE AGREEMENTS. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) FEDERAL INCOME TAXES. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income-tax or excise-tax provision is required.

(D) SECURITY TRANSACTIONS AND DISTRIBUTIONS. Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income-tax purposes on the identified cost
basis.   Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income-tax regulations, which may differ from generally accepted accounting principles.

(E) AMORTIZATION. Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.

2. CAPITAL SHARE TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Transactions in capital stock were as follows (in thousands except per-share amounts):

--------------------------------------------------------------------------------
                                         1995        1994
                                        -----       -----
Shares sold........................     1,081       1,798
Shares issued to shareholders
     in reinvestment of dividends
     and distributions.............     1,202         284
                                     --------     -------
                                        2,283       2,082

Shares repurchased.................     1,805       1,892
                                     --------     -------
Net increase.......................       478         190
                                     --------     -------
                                     --------     -------

Dividends per share................    $.0633      $   --
                                     --------     -------
                                     --------     -------

Distributions per share from
     net realized gains............  $ 4.4900      $ .962
                                     --------     -------
                                     --------     -------


3.  PURCHASES AND SALES OF SECURITIES

Purchases and sales of investment securities, excluding short-term securities, were as follows:
                                   1995
                              -------------
                              (IN THOUSANDS)
PURCHASES:
Investment securities......     $     7,431
                              -------------
                              -------------

SALES:
Investment securities......     $    55,862
                              -------------
                              -------------

At December 31, 1995, the aggregate cost of investment securities and short-term investments for federal income-tax purposes was $75,614,000. The aggregate appreciation and depreciation of investments at December 31, 1995, based on a comparison of investment values and their costs for federal income-tax purposes, was $23,137,000 and $288,000, respectively, resulting in a net appreciation of $22,849,000.

4.  INVESTMENT ADVISORY CONTRACT, MANAGEMENT FEES, AND TRANSACTIONS
     WITH AFFILIATES

An advisory fee of $721,000 was paid or payable to Value Line, Inc., the Fund's investment adviser (Adviser), for the year ended December 31, 1995. This was computed at the rate of 3/4 of 1% of the average daily net assets during the year and paid monthly. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment, and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses. If the aggregate expenses of the Fund, other than taxes, interest, brokerage commissions, and extraordinary expenses, exceed the expense limitation imposed by any state in which the Fund's shares are sold, the advisory fee will be reduced by the amount of such excess, or the amount of such excess will be refunded. No such reimbursement was required for the year ended December 31, 1995.

A fee of $5,760 for printing services was paid or payable to the Adviser for the year ended December 31, 1995.

Certain officers and directors of the Adviser and its wholly owned subsidiary, Value Line Securities, Inc. (the Fund's distributor and a registered broker/dealer), are also officers and a director of the Fund. During the year ended December 31, 1995, the Fund paid brokerage commissions totalling $22,000 to the distributor, which clears its transactions through unaffiliated brokers.

The Adviser and/or affiliated companies owned 393,000 shares of the Fund's capital stock, representing 6.5% of the outstanding shares at December 31, 1995. In addition, certain officers and directors of the Fund owned 7,644 shares of the Fund, representing 0.1% of the outstanding shares.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each year:

                                                 YEAR ENDED DECEMBER 31,
                                      -----------------------------------------
                                        1995    1994    1993    1992    1991
                                      --------  ------ ------- ------- --------
NET ASSET VALUE, BEGINNING OF YEAR... $16.15  $16.95  $15.69  $16.41  $12.72
                                      --------  ------ ------- ------- --------

INCOME (LOSS) FROM INVESTMENT
  OPERATIONS
  Net investment income (loss).......      .06    (.07)   (.13)  ( .05)    .04
  Net gains or losses on securities
    (both realized and unrealized)...     4.58     .23    2.14    (.52)   4.56
                                      --------  ------ ------- ------- --------
  Total from investment operations...     4.64     .16    2.01    (.57)   4.60
                                      --------  ------ ------- ------- --------
LESS DISTRIBUTIONS
  Dividends from net investment
  income.............................    ( .06)    -       -      #       (.05)
  Distributions from capital gains...    (4.49)   (.96)  (.75)    (.15)   (.86)
                                      --------  ------ ------- ------- --------
  Total distributions................    (4.55)   (.96)  (.75)    (.15)   (.91)
                                      --------  ------ ------- ------- --------

NET ASSET VALUE, END OF YEAR.........   $16.24  $16.15  $16.95  $15.69  $16.41
                                      --------  ------ ------- ------- --------

TOTAL RETURN.........................    28.96%   1.03% 12.99%   -3.45%  36.61%
                                      --------  ------ ------- ------- --------
                                      --------  ------ ------- ------- --------

Ratios/Supplemental Data:
  Net assets, end of year
  (in thousands).....................  $98,408 $90,180 $91,388 $101,094 $129,044
  Ratio of expenses to average
  net assets.........................     1.06%  1.10%    1.06%   1.09%    1.04%
  Ratio of net investment (loss)
  income to average net assets.......     0.32% (0.46)%   (.79)%  (.33)%    .24%
  Portfolio turnover rate............       10%    37%       39%    43%      37%

(#) Dividend paid was less than one cent per share

                                               SEE NOTES TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF THE
VALUE LINE SPECIAL SITUATIONS FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Value Line Special Situations Fund, Inc. (the "Fund") at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK

February 16, 1996

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                                       14

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                                       15

                         THE VALUE LINE FAMILY OF FUNDS
--------------------------------------------------------------------------------

1950 -- THE VALUE LINE FUND seeks long-term growth of capital along with modest current income by investing substantially all of its assets in common stocks or securities convertible into common stock.

1952 -- THE VALUE LINE INCOME FUND'S primary investment objective is income, as high and dependable as is consistent with reasonable growth. Capital growth to increase total return is a secondary objective.

1956 -- THE VALUE LINE SPECIAL SITUATIONS FUND seeks to obtain long-term growth of capital by investing not less than 80% of its assets in "special situations." No consideration is given to achieving current income.

1972 -- VALUE LINE LEVERAGED GROWTH INVESTORS' sole investment objective is to realize capital growth by investing substantially all of its assets in common stocks. The Fund may borrow up to 50% of its net assets to increase its purchasing power.

1979 -- THE VALUE LINE CASH FUND, a money market fund, seeks high current income consistent with preservation of capital and liquidity.

1981 -- VALUE LINE U.S. GOVERNMENT SECURITIES FUND seeks maximum income without undue risk to principal. Under normal conditions, at least 80% of the value of its assets will be invested in issues of the U.S. Government and its agencies and instrumentalities.

1983 -- VALUE LINE CENTURION FUND* seeks long-term growth of capital as its sole objective by investing primarily in stocks ranked 1 or 2 by Value Line for year-ahead relative performance.

1984 -- THE VALUE LINE TAX EXEMPT FUND seeks to provide investors with maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: a Money Market Portfolio and a High-Yield Portfolio.

1985 -- VALUE LINE CONVERTIBLE FUND seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking
System.

1986 -- VALUE LINE AGGRESSIVE INCOME TRUST seeks to maximize current income by investing in high-yielding, lower-rated, fixed-income securities.

1987 -- VALUE LINE NEW YORK TAX EXEMPT TRUST seeks to provide New York taxpayers with maximum income exempt from New York State, New York City, and federal income taxes while avoiding undue risk to principal.

1987 -- VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST* invests in stocks, bonds, and cash equivalents according to computer trend models developed by Value Line. The objective is to professionally manage the optimal allocation of these investments at all times.

1992 -- VALUE LINE INTERMEDIATE BOND FUND seeks high current income consistent with low volatility of principal by investing primarily in a diversified portfolio of investment-grade debt securities.

1993 -- VALUE LINE SMALL-CAP GROWTH FUND invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993 -- VALUE LINE ASSET ALLOCATION FUND seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds, and money market instruments utilizing quantitative modeling to determine the correct asset mix.

1995 -- VALUE LINE U.S. MULTINATIONAL COMPANY FUND'S investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

* ONLY AVAILABLE THROUGH THE PURCHASE OF THE GUARDIAN INVESTOR, A TAX-DEFERRED, VARIABLE ANNUITY, OR VALUEPLUS, A VARIABLE LIFE INSURANCE POLICY.

--------------------------------------------------------------------------------
FOR MORE COMPLETE INFORMATION ABOUT ANY OF THE VALUE LINE FUNDS, INCLUDING CHARGES AND EXPENSES, SEND FOR A PROSPECTUS FROM VALUE LINE SECURITIES, INC., 220 EAST 42ND STREET, NEW YORK, NEW YORK 10017-5891 OR CALL 1-800-223-0818,
24 HOURS A DAY, 7 DAYS A WEEK. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.